UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2015

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

680 South Fourth Street

Louisville, Kentucky

(Address of principal executive offices)

40202-2412

(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 27, 2015, Kindred Healthcare, Inc. (the “Company”) held its 2015 Annual Meeting of Shareholders (the “Annual Meeting”). As set forth below, at the Annual Meeting, the Company’s shareholders voted to approve the Kindred Healthcare, Inc. 2012 Equity Plan for Non-Employee Directors, Amended and Restated (the “2012 Directors Plan”). A summary of the material terms of the 2012 Directors Plan is set forth on pages 70-74 of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 6, 2015 (the “Proxy Statement”) and is incorporated by reference herein. The description of the material terms of the 2012 Directors Plan is qualified by reference to the full text of the 2012 Directors Plan, which is included as Annex A to the Proxy Statement.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted to elect the following board members to terms expiring at the Company’s 2016 Annual Meeting of Shareholders: Joel Ackerman, Jonathan D. Blum, Benjamin A. Breier, Thomas P. Cooper, M.D., Paul J. Diaz, Heyward R. Donigan, Richard Goodman, Christopher T. Hjelm, Frederick J. Kleisner and Phyllis R. Yale.

In addition to electing directors, the Company’s shareholders approved the Company’s executive compensation program and the 2012 Directors Plan, and ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2015.

The final voting results on these matters were as follows:

1.	Election of Directors:

Name	For	Against	Abstain	Broker Non-Votes
a. Joel Ackerman	75,839,461	268,502	9,957	3,051,439
b. Jonathan D. Blum	75,085,262	1,022,228	10,430	3,051,439
c. Benjamin A. Breier	75,859,257	247,791	10,872	3,051,439
d. Thomas P. Cooper, M.D.	75,489,824	615,764	12,332	3,051,439
e. Paul J. Diaz	75,858,269	248,643	11,008	3,051,439
f. Heyward R. Donigan	74,920,029	1,184,512	13,379	3,051,439
g. Richard Goodman	75,858,181	248,711	11,028	3,051,439
h. Christopher T. Hjelm	75,856,096	248,175	13,649	3,051,439
i. Frederick J. Kleisner	63,241,902	12,862,536	13,482	3,051,439
j. Phyllis R. Yale	75,089,488	1,017,008	11,424	3,051,439

2.	Non-binding advisory vote to approve the compensation of the Company’s named executive officers disclosed in the Company’s 2015 Proxy Statement:

For	Against	Abstain	Broker Non-Votes
72,903,450	3,191,069	23,401	3,051,439

3.	Proposal to approve the 2012 Directors Plan:

For	Against	Abstain	Broker Non-Votes
70,380,144	5,716,518	21,258	3,051,439

4.	Proposal to ratify the appointment of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for fiscal year 2015:

For	Against	Abstain	Broker Non-Votes
78,603,347	549,387	16,625	—

Item 8.01. Other Events.

Incorporated by reference is a press release issued by the Company on May 27, 2015 announcing the vote results from the Annual Meeting, which is attached hereto as Exhibit 99.1.

Item 9.01. Exhibits.

(d)	Exhibits

Exhibit 99.1	Press release dated May 27, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Kindred Healthcare, Inc.

Date: May 28, 2015	By:	/s/ Joseph L. Landenwich
Joseph L. Landenwich
Co-General Counsel and Corporate Secretary